Exhibit 10.56
SECOND SUPPLEMENTAL INDENTURE
        This Second Supplemental Indenture (this “Supplemental Indenture”), dated as of February 25, 2022, among Kosmos Energy Ltd., a Delaware corporation (the “Company”), the guarantors listed on the signature pages hereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”).

W I T N E S E T H

WHEREAS, each of the Company and the Guarantors has heretofore executed and delivered to the Trustee an indenture (the “Original Indenture”), dated as of October 26, 2021, as supplemented by the First Supplemental Indenture, dated as of November 23, 2021 (together with the Original Indenture, the “Indenture”), providing for the issuance of an unlimited aggregate principal amount of 7.750% Senior Notes due 2027 (the “Notes”);

WHEREAS, Section 9.01(a)(9) of the Indenture provides, among other things, that without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture to conform the Indenture to the “Description of Notes” section of the Offering Memorandum; and

WHEREAS, pursuant to Section 9.01(a)(9) and 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.       Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.       Amendment. Section 3.07(d) of the Indenture is hereby amended and restated in its entirety to read as follows:

(d)    On and after November 1, 2023, the Company may on any one or more occasions redeem the Notes, at its option, in whole or in part, upon notice pursuant to Section 3.03 at the redemption prices as calculated by the Company (expressed as a percentage of outstanding principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the 12-month period commencing on November 1 of the years set forth below:

Year	Percentage
2023	103.875%
2024	101.938%
2025 and thereafter	100.000%

3.       Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.       Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

5.       Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.       Headings. The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Exhibit 10.56
7.        The Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee makes no representations as to the validity, execution, or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as a statement of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

KOSMOS ENERGY LTD.

By:    /S/ NEAL D. SHAH

Name:	Neal D. Shah
Title:	Senior Vice President and Chief Financial Officer

KOSMOS ENERGY OPERATING

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Director and Vice President

KOSMOS ENERGY INTERNATIONAL

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Director and Vice President

KOSMOS ENERGY DEVELOPMENT

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Director and Vice President

KOSMOS ENERGY GHANA HC

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Director and Vice President

KOSMOS ENERGY EQUATORIAL GUINEA

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Director and Vice President

KOSMOS ENERGY FINANCE INTERNATIONAL

By:    /S/ NEAL D. SHAH

[Signature Page to Supplemental Indenture]

Name:    Neal D. Shah

Title:    Director and Vice President

KOSMOS ENERGY GOM HOLDINGS, LLC

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Manager and Vice President

KOSMOS ENERGY GULF OF MEXICO, LLC

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Manager and Vice President

KOSMOS ENERGY GULF OF MEXICO MANAGEMENT, LLC

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Manager and Vice President

KOSMOS ENERGY GULF OF MEXICO OPERATIONS, LLC

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Manager and Vice President

KOSMOS ENERGY GHANA HOLDINGS LIMITED

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

Title:    Director and Vice President

KOSMOS ENERGY GHANA INVESTMENTS
(F/K/A ANADARKO WCTP COMPANY)

By:    /S/ NEAL D. SHAH

Name:    Neal D. Shah

[Signature Page to Supplemental Indenture]

Title:    Director and Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE

By:    /S/ JANE SCHWEIGER

Name:    Jane Schweiger

Title:    Vice President

[Signature Page to Supplemental Indenture]